UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2019 (January 30, 2019)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

John B. Sanfilippo & Son, Inc. (the “Registrant”) submits the following information:

ITEM 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”.

On January 30, 2019, the Registrant issued a press release regarding its financial results for the second quarter and twenty-six weeks ended December 27, 2018. This press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

The exhibits furnished herewith are listed in the Exhibit Index of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release dated January 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

January 30, 2019	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President and Secretary